UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2015

_____________

LIFE PARTNERS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-7900	74-2962475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

204 Woodhew Waco, Texas	76712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (254) 751-7797

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 12, 2015, the Chapter 11 Trustee of Life Partners Holdings, Inc., H. Thomas Moran II (the “Trustee”), released the statement set forth on Exhibit 99.1 regarding the Supreme Court of Texas Decision in Life Partners, Inc. v. Arnold and Life Partners Holdings, Inc. v. State of Texas, which is incorporated by reference herein.

Limitation on Incorporation by Reference:

In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01 is hereby furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 8.01	Other Items.

On Friday, May 8, 2015, the Supreme Court of Texas issued its opinion in No. 14-0122, Life Partners, Inc. v. Arnold and No. 14-0226, Life Partners Holdings, Inc. v. State of Texas, a material summary of which is contained in the statement attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Statement on Supreme Court of Texas Decision

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE PARTNERS HOLDINGS, INC.

Date: May 12, 2015	By:	/s/ Colette Pieper
Colette Pieper
President and Chief Executive Officer

INDEX TO EXHIBITS

Item	Exhibit
99.1	Statement on Supreme Court of Texas Decision